Exhibit 10.1

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS NOTE MUST NOT TRADE THIS NOTE BEFORE MARCH 3, 2020.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH OR EXEMPT FROM THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE ACT.

SECURED Promissory Note

PRINCIPAL AMOUNT: $19,900,000	DATE OF ISSUANCE: November 2, 2020

Subject to the terms and conditions of this Note, for value received, Village Farms International, Inc., a corporation existing pursuant to the laws of Canada (the “Company”), hereby promises to pay in lawful money of Canada to Emerald Health Therapeutics Inc. or its registered assigns (“Holder”), the principal sum of NINETEEN MILLION NINE HUNDRED THOUSAND dollars ($19,900,000), or such lesser amount as shall then equal the outstanding principal amount hereunder, together with all interest accrued on unpaid principal at the Applicable Rate (as defined below). Interest shall begin to accrue on the date of this Note and shall continue to accrue on the outstanding principal until the entire Balance is paid, and shall be computed based on the actual number of days elapsed and a year of 365 days.

This Note has been issued in conjunction with a share purchase agreement dated as of September 8, 2020 (the “Purchase Agreement”) by and among the Company and the original holder of this Note and is subject to the provisions of the Purchase Agreement.

The following is a statement of the rights of the Holder and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees.

1.DEFINITIONS

The following terms used in this Note have the meanings set forth or referenced below:

“Applicable Rate” means a rate equal to the lower of: (a) the Highest Lawful Rate; and (b) 12% per annum.

‑ 2 ‑

“Balance” means, at the applicable time, the sum of all then outstanding principal of this Note, all then accrued but unpaid interest and all other amounts (including fees and expenses) then accrued but unpaid under this Note.

“Business Day” means a weekday on which banks are open for general banking business in Toronto, Ontario and Vancouver, British Columbia.

“Company” shall include, in addition to the Company identified in the opening paragraph of this Note, any Successor.

“Event of Default” has the meaning set forth in Section 5.

“Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Holder in connection with this Note under applicable law.

“Holder” has the meaning set out in the Preamble.

“Maturity Date” means the date that is the six month anniversary of the date of issuance of this Note as indicated on the first page hereof, or if such anniversary date is not a Business Day, the next Business Day thereafter.

“NI 45-106” has the meaning set forth in Section 7.1.

“Note” means this Secured Promissory Note.

“Person” means any individual, partnership, corporation, trust, estate, cooperative association, government or governmental subdivision or agency or other entity.

“Principal Balance” means, at the applicable time, all then outstanding principal of this Note.

“Purchase Agreement” has the meaning set out in the Preamble.

“Security Interest” has the meaning set forth in Section 6.

“Successor” means any Person which succeeds to the Company’s obligations under this Note, whether by permitted assignment, by merger, arrangement or consolidation, by operation of law or otherwise.

“U.S. Person” means “U.S. person” as defined in Regulation S under the U.S. Securities Act.

“U.S. Securities Act” means the U.S. Securities Act of 1933, as amended.

2.PAYMENT AT MATURITY DATE; INTEREST

2.1

Payment at Maturity Date. The Balance of this Note shall be due and payable in full on the Maturity Date.  Payment on this Note shall be made in lawful money of Canada by wire transfer or delivery of immediately available funds to the address of Holder of this Note as the Holder has designated in writing to the Company.

‑ 3 ‑

2.2

Interest. Interest on the Principal Balance shall accrue at the Applicable Rate from (and including) the date of issuance of this Note to (but excluding) the date of repayment in full. Such interest shall not compound and shall be payable on the Maturity Date.

3.PREPAYMENT

The Company may at its option prepay all or a portion of the Balance owing hereunder at any time and from time to time without premium or penalty.

4.APPLICATION OF PAYMENTS

All payments will be applied first to the repayment of accrued fees and expenses under this Note, then to accrued interest until all then outstanding accrued interest has been paid in full, and then to the repayment of the Principal Balance until the entire Principal Balance has been paid in full.

5.EVENTS OF DEFAULT

Each of the following events shall constitute an “Event of Default” hereunder:

(a)	the Company fails to make any payment when due under this Note on the applicable due date;
(b)

the Company ceases to carry on business, a receiver is appointed for any material part of the Company’s property, the Company makes a general assignment for the benefit of creditors, or the Company becomes a debtor or alleged debtor in a case under the Bankruptcy and Insolvency Act (Canada) or similar legislation or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts or for its liquidation, and, if involuntary, such proceeding is not dismissed within 60 days; or

(c)	the Company’s board of directors or shareholders adopt a resolution for the liquidation, dissolution or winding-up of the Company.

Upon the occurrence of any Event of Default, all accrued but unpaid expenses, accrued but unpaid interest, all principal and any other amounts outstanding under this Note shall (i) in the case of any Event of Default under Section 5(b) or 5(c) become immediately due and payable in full without further notice or demand by the Holder and (ii) in the case of any Event of Default under Section 5(a), become immediately due and payable upon written notice by or on behalf of the Holder to the Company.

6.SECURITY

In order to secure the Company’s payment and performance hereunder and to secure the Company’s prompt, full and faithful performance and observance of all of the provisions under this Note, the Company has entered into a share pledge agreement (the “Pledge Agreement”), in the form attached as Appendix A hereto with such changes as the collateral agent thereunder may require, with the Holder and Computershare Trust Company of Canada, as collateral agent, pursuant to which the Company has granted to the Holder, as security for the payment and performance of the Company’s obligations hereunder, a security interest in 9,239,625 common shares of Pure Sunfarms Corp., which common shares are to be held as collateral by Computershare Trust Company of Canada, as collateral agent, and all as more specifically described, and on the terms and conditions set forth in, the Pledge Agreement. If the payments contemplated hereunder are not received by the Holder in accordance with the terms of this Note, then the

‑ 4 ‑

Holder shall be entitled to exercise all its rights under applicable law against the collateral as further described in the Pledge Agreement.

7.REPRESENTATIONS AND WARRANTIES

7.1

Representations of the Holder. In order to induce the Company to issue this Note to the original Holder, the original Holder has made representations and warranties to the Company as set forth in the Purchase Agreement. In addition, by accepting and acknowledging receipt of this Note, the Holder:

(A) represents and warrants to the Company that it (i) is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), (ii) is acquiring this Note as principal, (iii) was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in NI 45‑106, (iv) it is a resident of the Province of British Columbia and is entitled under applicable securities legislation to acquire this Note without the benefit of a prospectus qualified under securities legislation, and (v) will, if requested by the Company, provide reasonable evidence of the basis of its above representations;

(B) acknowledges to the Company that the Holder has been notified by the Company that: (a) the Company is required to provide information pertaining to the Holder, referred to as “personal information”, that is required to be disclosed in Schedule 1 of Form 45-106F1 under National Instrument 45-106 (including its name, address, telephone number and the number and value of securities purchased), which Form 45-106F1 is required to be filed by the Company under National Instrument 45-106; (b) the personal information may be delivered to the British Columbia Securities Commission, referred to as the “Regulator”, in accordance with National Instrument 45-106; (c) such personal information is being collected indirectly by the Regulator under the authority granted to it in securities legislation; (d) such personal information is being collected for the purposes of the administration and enforcement of British Columbia securities legislation; and (e) the public official who can answer questions about the Regulator’s indirect collection of personal information is: P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia, V7Y 1L2, Inquiries: (604) 899-6854, Toll free in Canada: 1-800-373-6393, Facsimile: (604) 899-6581, email: inquiries@bcsc.bc.ca. Accordingly, the Holder has authorized the indirect collection of the personal information by the Regulator, and acknowledges that its name and other specified information, including the number and value of securities it will receive hereunder, may be disclosed to other Canadian securities regulatory authorities and stock exchanges and may become available to the public in accordance with the requirements of applicable laws and consents to the disclosure of that information; and

(C) represents and warrants to the Company that it is not a U.S. Person or a person within the United States, this Note is not being or will be acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person within the United States, the Holder was not offered this Note in the United States, the Holder did not execute or deliver any agreement in connection herewith in the United States, and the Holder is aware that this Note has not been and will not be registered under the U.S. Securities Act or the securities laws of any State of the United States and that this Note may not be offered or sold in the United States without registration under the U.S. Securities Act or except in compliance with the requirements of an exemption from registration, and that this Note shall bear the following legend (or substantially equivalent language):

‑ 5 ‑

7.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH OR EXEMPT FROM THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE ACT.

provided, however, if any such securities are being sold, the legend may be removed by delivery to the Company’s registrar and transfer agent and the Company of an opinion of counsel of recognized standing or such other evidence reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act and U.S. state securities laws.

7.3

Representations of the Company. In order to induce the original Holder to provide credit to the Company in respect of the Principal Balance hereunder, the Company has made representations and warranties to the original Holder as set forth in the Purchase Agreement.

8.GENERAL PROVISIONS

8.1	Waivers. The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonour.
8.2

Attorneys’ Fees. If any party is required to engage the services of an attorney for the purpose of enforcing this Note, or any provision hereof, the prevailing party shall be entitled to recover its reasonable and documented expenses and costs in enforcing this Note, including attorneys’ fees.

8.3

Transfer. Neither this Note nor any of the rights or obligations of the Holder hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent. Neither this Note nor any of the rights or obligations of the Company hereunder may be assigned, in whole or in part, by the Company without the prior written consent of the Holder, other than to a Successor. Subject to the foregoing, the rights and obligations of the Company and the Holder under this Note shall be binding upon and enure to the benefit of their respective permitted successors, assigns, heirs, administrators and transferees.

8.4	Currency. All dollar amounts referred to in this Note are stated in Canadian currency.

‑ 6 ‑

8.5

Governing Law. This Note shall be governed by and construed under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, without reference to principles of conflict of laws or choice of laws.

8.6

Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the courts of the Province of British Columbia for the purpose of any suit, action or other proceeding arising out of or based upon this Note, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Note except in the courts of the Province of British Columbia, and (c) hereby waive, and agree not to assert, by way of motion, as a defence, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Note or its subject matter may not be enforced in or by any such court.

8.7

Headings. The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note. In this Note, (a) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined, and (b) unless otherwise expressly indicated in any particular instance, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Note to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference and form an integral part of this Note.

8.8	Notices. All notices and other communications given or made pursuant to this Note shall be in writing and shall comply with the requirements and deeming provisions in the Purchase Agreement.
8.9

Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Note to the extent they are held to be unenforceable and the remainder of this Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

8.10

Entire Agreement. This Note and the Purchase Agreement constitute the full and entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and supersede any and all prior negotiations, correspondence, agreements, understandings duties or obligations between any of the parties with respect to the subject matter hereof.

8.11

Counterparts. This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including via pdf) or other transmission method and any counterpart so delivered is deemed to have the same effect as if the original signature had been delivered to the other parties and is valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Secured Promissory Note to be signed in its name as of the date first written above.

VILLAGE FARMS INTERNATIONAL, INC.
By:	/s/ Stephen C. Ruffini
Name:Stephen C. Ruffini Title:Executive Vice-President & Chief Financial Officer

AGREED AND ACKNOWLEDGED:

EMERALD HEALTH THERAPEUTICS, INC.
By:	/s/ Riaz Bandali
Name:Riaz Bandali Title:President & Chief Executive Officer

Appendix A

SHARE PLEDGE AGREEMENT

This Share Pledge Agreement is made as of ●, 2020 among Village Farms International, Inc., a corporation existing pursuant to the laws of Canada (the "Pledgor"), Emerald Health Therapeutics Inc., a corporation existing pursuant to the laws of the Province of British Columbia (the "Holder") and Computershare Trust Company of Canada, in its capacity as collateral agent for the Holder (as defined below) (in such capacity, the "Agent").

For valuable consideration, receipt whereof is hereby acknowledged, the Parties hereto hereby covenant and agree as follows:

Article 1
DEFINITIONS AND INTERPRETATION

1.1	Definitions

Wherever used in this Agreement (including in the recitals and schedule hereto), all capitalized terms used and not defined have the meanings assigned to them in the Promissory Note and the following terms have the meanings set forth below:

"Agent" has the meaning ascribed to it in the preamble hereto.

"Agreement" means this agreement (including the recitals and schedule).

"Business Day" means any day, other than a Saturday, Sunday or statutory or civic holiday in Toronto, Ontario or Vancouver, British Columbia.

"Event of Default" has the meaning ascribed to it in the Promissory Note.

"Lien" means any interest in property securing an obligation owed to, or a claim by, a person, whether such interest is based on the common law, statute or contract, and includes a security interest, hypothec, prior claim, charge, claim or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt.

"Holder" has the meaning ascribed to it in the preamble hereto.

"Promissory Note" means the interest bearing, secured promissory note dated the date hereof issued by the Pledgor in favour of the Holder evidencing a debt in the principal amount of C$19,900,000.

"Obligations" means, with respect to the Pledgor, (a) all amounts now or subsequently owing by the Pledgor to the Holder, matured or unmatured, direct, indirect or contingent, whether or not due and payable, in connection with the Promissory Note and (b) the strict performance and observance by the Pledgor of all agreements, warranties, representations, covenants and conditions of the Pledgor made pursuant to this Agreement.

"Parties" means the Pledgor, the Holder and the Agent and their respective successors and permitted assigns; and "Party" means any one of the Parties.

"person" means any individual, sole proprietorship, partnership, limited partnership, joint venture, syndicate, body corporate (with or without share capital), unincorporated association, trust, governmental or regulatory body or agency and, where the context requires, includes an individual or body corporate acting as trustee, executor, administrator or other legal representative.

"Pledgor" has the meaning ascribed to it in the preamble hereto.

"PPSA" means the Personal Property Security Act (Ontario).

"Pledged Shares" means 9,239,625 common shares in the capital of PSF.

"PSF" means Pure Sunfarms Corp.

"Security Interest" means the security interest granted under Section 3.1.

"STA" means the Securities Transfer Act, 2006 (Ontario).

1.2	Defined Statutory Terms

Unless the context otherwise requires or unless otherwise specified, all the terms used in this Agreement without initial capitals, which are defined in the PPSA or the STA, have the same meanings in this Agreement as in the PPSA or the STA, as applicable.

1.3	Certain Rules of Interpretation

In this Agreement:

(a)

Headings and Cross-References – Headings of Articles and Sections are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.  References to "Articles" or "Sections" means the specified Articles or Sections of this Agreement.

(b)	Including – Where the word "including" or "includes" is used in this Agreement, it means "including (or includes) without limitation".
(c)

Number and Gender – The use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision to such person(s) or circumstance(s) as the context otherwise permits.

(d)

Severability – If, in any jurisdiction, any provision of this Agreement or its application to any Party or circumstance is restricted, prohibited or unenforceable, such provision shall, as to such jurisdiction, be ineffective only to the extent of such restriction, prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such provision in any other jurisdiction or its application to other parties or circumstances.

(e)

References – A reference to a statute includes all regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation which amends, revises, restates, supplements or supersedes any such statute or any such regulation or, in each case, any provision thereof.  A reference to an agreement or other document includes all schedules, amendments, supplements, modifications, extensions, renewals, replacements, novations or restatements from time to time.

(f)	Time – Time is of the essence in the performance of the Parties' respective obligations.

Article 2
appointment of agent

2.1	Appointment of Agent
(a)

The Holder irrevocably appoints and authorizes the Agent to act on behalf of the Holder and to exercise such powers hereunder as are specifically delegated to the Agent by the terms hereof, together with such powers as may be reasonably incidental thereto.  In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Holder and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Pledgor.

(b)	The Agent shall have no duties or responsibilities except those expressly set forth herein, and shall not, by reason of this Agreement or otherwise, have a fiduciary relationship with the Holder.
(c)

The Agent may resign as such at any time upon at least sixty (60) days prior notice to the Pledgor and the Holder. If the Agent at any time shall resign the Holder shall appoint a successor agent ("Successor Agent"); provided, however that any such Successor Agent shall be a trust company or other institution which is authorized to conduct business as a trust company in Canada maintains an office in the Province of Ontario.  Such Successor Agent shall thereupon become the Agent hereunder, as applicable, and the Agent shall deliver or cause to be delivered to any Successor Agent such documents of transfer and assignment as such Successor Agent may reasonably request.  If a Successor Agent is not so appointed or does not accept such appointment before the resigning Agent's resignation becomes effective, the resigning Agent may appoint a temporary successor to act until such appointment by the Holder is made and accepted.  Such Successor Agent shall succeed to all of the rights and obligations of the resigning Agent as if originally named.

(d)

The Holder, subject to the terms and conditions of this Agreement, grants the Agent full power and authority as attorney-in-fact to institute and maintain actions, suits or proceedings for the collection and enforcement of any the Security Interest granted pursuant to this Agreement and to file such documents as may be necessary to have the claims of the Holder allowed in any proceeding relative to the Pledgor and to take such other actions which the Agent considers to be necessary or desirable for the protection, collection and enforcement of this Agreement.

(e)

It is expressly understood and agreed that the Agent shall be entitled to assume that no Event of Default has occurred and is continuing, unless the Agent has received written notice from the Holder specifying such Event of Default has occurred.

(f)

Except as otherwise expressly provided herein, whenever the Agent is authorized and empowered hereunder to take any other action on behalf of the Holder (including the exercise of any right or remedy hereunder), the Agent shall be required to take such action only when so requested by the Holder.

(g)	Except as otherwise expressly provided under this Agreement, the Agent will take such action, assert such rights and pursue such remedies under this Agreement as the Holder shall direct.

(h)

The Agent is authorized on behalf of the Holder, without the necessity of any notice to or further consent from the Holder to take any action with respect to any Pledged Shares which may be necessary to perfect and maintain a perfected security interest in and Liens upon the Pledged Shares granted pursuant to this Agreement.

(i)

The Parties hereto shall equally pay the Agent all of the reasonable and documented fees, expenses and disbursements of the Agent and counsel to the Agent incurred in connection with the preparation, negotiation, delivery and execution of this Agreement and all other reasonable and documented costs and expenses of the Agent from time to time in connection with the fulfillment of the Agent's duties under this Agreement.

Article 3
PLEDGE AND SECURITY INTEREST

3.1	Pledge

As continuing security for the payment and performance of the Obligations, the Pledgor grants to the Agent, for and on behalf of the Holder, a security interest in the Pledged Shares (the "Security Interest").  The Pledgor shall deliver to and deposit with the Agent all security certificates evidencing the Pledged Shares together with all other necessary documents and effective endorsements to enable the Agent or its agent or nominee, as the Agent may direct, to be registered as the owner of and to transfer or sell or cause to be transferred or sold the Pledged Shares upon any enforcement of the Agent's rights and remedies hereunder or under applicable laws.

3.2Attachment and Value

The Pledgor acknowledges:

(a)	receipt of a copy of this Agreement;
(b)	that value has been given, that the Pledgor has rights in the Pledged Shares and the Pledgor and the Agent have not agreed to postpone the time for attachment of the Security Interest; and
(c)

that the Security Interest created by this Agreement is intended to attach, as to the Pledged Shares, upon the execution by the Pledgor of this Agreement and operates as a present, fixed and specific charge on the Pledged Shares.

The Parties further agree that the Security Interest created by this Agreement is intended to attach to the Pledged Shares and to any securities for which the Pledged Shares are exchanged or substituted as a result of any amalgamation, arrangement or similar proceeding.

Article 4
PLEDGOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1	Representations and Warranties

The Pledgor represents and warrants to the Agent as follows:

(a)

Status – The Pledgor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with the power and authority to own its assets and carry on its business as now being conducted.

(b)

Authority – The Pledgor is duly and validly authorized by all necessary corporate action, has full power and authority to and has taken or caused to be taken all necessary action to authorize it to execute and deliver this Agreement, and to perform and comply with the terms, conditions, and agreements set forth herein and therein.

(c)

Enforceability – This Agreement has been duly executed and delivered by the Pledgor and is a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except to the extent that enforcement thereof may be limited by any applicable bankruptcy, insolvency or similar laws now or hereafter in effect affecting creditors' rights generally and by general principles of equity.

(d)	Ownership of the Pledged Shares
(i)	The Pledgor is the registered and beneficial owner of, and has good title to, the Pledged Shares subject only to the Security Interest created by this Agreement;
(ii)

Other than the Security Interest, the Pledgor has not granted, nor has it agreed to grant, a Lien in, or any right to acquire an interest in, any of the Pledged Shares and there are no restrictions on the transfer of the Pledged Shares to the Holder (other than ordinary course private company restrictions); and

(iii)	None of the rights of the Pledgor arising as the legal and beneficial owner of the Pledged Shares have been surrendered, cancelled or terminated.
(e)

Ability to Transfer Pledged Shares – All corporate approval and consents, including approvals from the board of directors of PSF, in regards to the transfer of the Pledged Shares in the event the Agent exercises the rights granted to it pursuant to this Agreement have been obtained and such approvals and consents have not been withdrawn, amended or rescinded and the Pledgor covenants agrees that it will not, and will not permit PSF to withdraw, amend or rescind any such approval or consent.

All representations and warranties of the Pledgor made in this Agreement or in any certificate or other document delivered by or on behalf of the Pledgor to or for the benefit of the Agent are material, shall survive and shall not merge upon the execution and delivery of this Agreement and shall continue in full force and effect.  The Agent shall be deemed to have relied upon such representations and warranties notwithstanding any investigation made by or on behalf of the Agent at any time.

4.2	Covenants

The Pledgor covenants and agrees with the Agent and the Holder as follows:

(a)	Defend

The Pledgor shall promptly notify the Holder and the Agent of any Lien or other claim made or asserted against any of the Pledged Shares and shall defend the Security Interest in the Pledged Shares against any and all claims and demands whatsoever including any adverse claim as defined in the STA;

(b)No Other Grant of Security Interest

The Pledgor shall not grant a security interest or any other Lien in the Pledged Shares to any person other than the Agent.

(c)No Transfer

The Pledgor shall not sell, dispose of, assign, convey or otherwise transfer any of the Pledged Shares, or any rights thereunder without the prior written consent of the Agent.

Article 5
RIGHTS RELATING TO THE PLEDGED SHARES

5.1	Voting Rights
(a)

Until the occurrence of an Event of Default which is continuing, the Pledgor shall be entitled to exercise all voting rights in respect of the Pledged Shares and to give consents, waivers, directions, notices and ratifications and to take other action in respect thereof, provided, however, that no votes shall be cast or consent, waiver, directions, notice or ratification given or action taken which would:

(i)	be prejudicial to the Security Interest;
(ii)	impair or reduce the value of or restrict the transferability of the Pledged Shares; or
(iii)	be inconsistent with or violate any provisions of this Agreement or any other agreement between the Pledgor and the Agent in connection herewith.
(b)

Until the occurrence of an Event of Default which is continuing, if any of the Pledged Shares are registered in the Agent's, its agent's or nominee's name, the Agent, on the Pledgor's written request, shall execute and deliver or cause its agent or nominee to execute and deliver to the Pledgor suitable proxies, voting powers or powers of attorney in favour of the Pledgor or its nominee or nominees for voting, giving consents, waivers, directions, notices or ratifications or taking any other action the Pledgor is permitted to take in respect of the Pledged Shares.

5.2	Dividends and Distributions

Until the occurrence of an Event of Default which is continuing, the Pledgor shall be entitled to receive and deal with any cash dividends or other amounts at any time paid in respect of the Pledged Shares free and clear of any Lien in favour of the Agent, and the Agent shall immediately deliver to the Pledgor any cash dividends or such other amounts received by the Agent prior to the occurrence of an Event of Default.

5.3	Rights and Duties of the Agent

Upon the occurrence of an Event of Default which is continuing, all of the Pledgor's rights pursuant to Section 5.1 and Section 5.2 shall cease and the Agent may enforce any of the Pledgor's rights with respect to the Pledged Shares.  The Agent and its nominee shall not have any duty of care with respect to the Pledged Shares other than to use the same care in the custody and preservation of the Pledged Shares as it would with its own property.  The Agent or its nominee may take no steps to defend or preserve the Pledgor's rights against the claims or demands of others.  The Agent or its nominee, however, shall use its reasonable best efforts to give the Pledgor notice of any claim or demand of which it becomes aware to permit the Pledgor to have a reasonable opportunity to defend or contest the claim or demand.

Article 6
REMEDIES

6.1	Remedies

Upon the occurrence of an Event of Default which is continuing, the Security Interest created by this Agreement shall immediately become enforceable and the Agent may, at the direction of the Holder, take any one or more of the following actions:

(a)	Sale

Realize upon or dispose of all or part of the Pledged Shares by private sale, public sale or otherwise as the Agent may determine (whether commercially reasonably or not), and apply and allocate any proceeds arising from the realization of the Pledged Shares to the Obligations as set forth in Section 4 of the Promissory Note;

(b)	Retain

Irrevocably elect to retain all or part of the Pledged Shares by giving notice to the Pledgor;

(c)	Rights as Owners

Exercise any or all of the rights and privileges attaching to the Pledged Shares and deal with the Pledged Shares as if the Agent were the absolute owner of the Pledged Shares (including causing the Pledged Shares to be registered in the name of the Agent or its agent or nominee as the Agent may direct) and collect, draw upon, receive, appropriate and sell all or any part of the Pledged Shares;

(d)	Bankruptcy Claims

File proofs of claims or other documents as may be necessary or desirable to have its claim lodged in any bankruptcy, winding-up, liquidation, arrangement, dissolution or other proceedings (voluntary or otherwise) relating to the Pledgor;

(e)	Enforcing Third Party Obligations

In the Pledgor's name, perform, at the Pledgor's expense, any and all of the Pledgor's obligations or covenants relating to the Pledged Shares and enforce performance by any other parties of their obligations in relation to the Pledged Shares and settle any disputes with other parties upon terms that the Agent deems appropriate, in its discretion;

(f)	Appointment of Receiver

Appoint any person to be a receiver (which term shall include a receiver and manager) of all or part of the Pledged Shares and remove any receiver and appoint another receiver (any receiver shall have the authority to take possession of and collect dividends, interest, distributions and other payments payable to the Pledgor in respect of the Pledged Shares and pay all charges in respect of the Pledged Shares);

(g)	Application to Debt

Apply any dividends, interest, distributions and other payments payable to the Pledgor in respect of the Pledged Shares to the Obligations, in accordance with Section 4 of the Promissory Note;

(h)	Payment of Deficiency

If the proceeds of realization are insufficient to pay all Obligations, the Pledgor shall forthwith pay or cause to be paid to the Agent any deficiency and the Agent may sue the Pledgor to collect the amount of such deficiency; or

(i)	All Other Action

Take any other action permitted by this Agreement, by law or in equity.

6.2	Sale of Pledged Shares

The Agent shall give to the Pledgor at least five (5) Business Days’ written notice of any sale pursuant to Subsection 6.1(a).  Any sale pursuant to this Section 6.2 may be made, whether commercially reasonable or not, with or without any special condition as to the upset price, reserve bid, title or evidence of title or other matter and may be made from time to time as the Agent in its sole discretion deems fit, with power to vary or rescind any sale or buy in at any public sale and resell without being answerable for any loss.  The Agent may sell the Pledged Shares for a consideration payable by instalments either with or without taking security for the payment of the instalments and may make and deliver to any purchaser good and sufficient conveyances of the Pledged Shares and give receipts for the purchase money, and the sale shall be a perpetual bar, both at law and in equity, against the Pledgor and all those claiming an interest by, from, through or under the Pledgor.

6.3	Realization Proceeds

Subject to applicable laws and the provisions of the Promissory Note, the Agent shall apply the proceeds of any collection or sale of the Pledged Shares to the Obligations in accordance with Section 4 of the Promissory Note at all times and from time to time have the right to change any appropriation as the Agent sees fit and any surplus shall be accounted for as required by applicable laws.

6.4	The Agent's Obligations

The Agent shall not be under any obligation, or be liable or accountable for any failure, to:

(a)	enforce payment or performance of the Obligations;
(b)	seize, collect, realize or obtain payment with respect to the Pledged Shares;
(c)	preserve any rights of the Agent, the Pledgor or any other person in respect of the Pledged Shares;
(d)	exercise or exhaust any of its rights and remedies under this Agreement or with respect to the Pledged Shares;
(e)	protect the Pledged Shares from depreciating in value or becoming worthless; or
(f)	institute proceedings for any of the purposes listed above.

The Agent shall not be responsible for any loss occasioned by:

(a)	any sale or other dealing with the Pledged Shares (whether on commercially reasonable terms or not); or
(b)	the retention of, or failure to sell or otherwise deal with the Pledged Shares.

Article 7
POWER OF ATTORNEY

7.1	Grant

The Pledgor irrevocably constitutes and appoints the Agent as its true and lawful attorney with power of substitution in the name of the Pledgor to do any and all acts and things, complete any endorsements or registrations and execute and deliver all agreements, documents and instruments as the Agent, in its reasonable discretion, considers necessary or desirable to carry out the provisions and purposes of this Agreement or to exercise its rights and remedies provided that such power of attorney shall not be exercised until an Event of Default has occurred and is continuing.   The Pledgor ratifies and agrees to ratify all acts of any attorney taken or done in accordance with this Section 7.1.  This power of attorney being coupled with an interest shall not be revoked or terminated by any act and shall remain in full force and effect until this Agreement has been terminated.

Article 8
GENERAL

8.1	Notices

Any notice or other communication (a "Notice") given pursuant to or in connection with this Agreement shall be in writing and shall be sufficiently given to a Party to whom it is addressed if transmitted by email or delivered in person to or for such Party at the address of such Party indicated below or at such other address as such Party shall have theretofore notified to the other Parties in accordance herewith. Any Notice so addressed and transmitted or delivered as aforesaid shall be deemed to have been sufficiently given or made on the date on which it was so transmitted by email or delivered (provided that if such day is not a

Business Day or if such transmittal or delivery is made after 5:00 p.m. local time of the recipient, the Notice shall be deemed given or made on the Business Day following transmission or delivery)

To the Pledgor

Village Farms International, Inc.
4700-80th Street

Delta, British Columbia

V4K 3N3

Attention:Stephen C. Ruffini

Email: sruffini@villagefarms.com

With a copy to:

Torys LLP
79 Wellington Street West
TD Centre, Suite 3000
Toronto, Ontario

M5K 1N2

Attention:John Emanoilidis and Michael Zackheim

Email: jemanoilidis@torys.com and mzackheim@torys.com

To the Holder:

Emerald Health Therapeutics, Inc.
210-800 West Pender Street

Vancouver, British Columbia

V6C 1J8

Attention:Avtar Dhillon and Riaz Bandali
Email:avtar@emerald.care and rbandali@emerald.life

With a copy to:

Bennett Jones LLP
2500 Park Place

666 Burrard Street

Vancouver, British Columbia

V6C 2X8

Attention:James Beeby
Email:beebyj@bennettjones.com

To the Agent:

Computershare Trust Company of Canada
510 Burrard Street
Vancouver, British Columbia
V6C 3B9

Attention:●
Email:●

With a copy to:

●

Attention:●
Email:●

8.2	Amendment

No amendment, supplement, modification, waiver or termination of this Agreement and, unless otherwise specified, no consent or approval by any Party, shall be binding unless executed in writing by the Parties hereto.

8.3	Assignment and Enurement

This Agreement may be assigned by the Agent in connection with any substitution of the Agent in accordance with Article 2, and any such assignee shall be entitled to exercise any and all discretions, powers and rights of the Agent under this Agreement.  The Pledgor may not assign this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the Agent.  All of the Agent's rights under this Agreement shall enure to the benefit of its successors and permitted assigns and all of the Pledgor's obligations under this Agreement shall bind the Pledgor and its successors and permitted assigns.

8.4	Further Assurances

The Pledgor shall at all times do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and shall provide such further documents or instruments required by the Agent as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions, and for the better granting, transferring, assigning, charging, setting over, assuring, confirming or perfecting the Security Interest and the priority accorded to it by applicable laws or under this Agreement.

8.5	Filings

The Agent is authorized to make such registrations, filings or recordings or such re-registrations, re-filings or re-recordings against the Pledgor as it may deem necessary or appropriate to perfect, maintain or protect the Security Interest created under this Agreement.

8.6	Governing Law and Attornment

This Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in the Province of Ontario without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction where property or assets of the Pledgor may be found.  Each of the Parties irrevocably submits to the non-exclusive jurisdiction of any court in the Province of Ontario for the purposes of any legal or equitable suit, action or proceeding in connection with this Agreement.

8.7	Execution and Delivery

This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different Parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument, and counterparts may be effectively delivered by facsimile (fax) transmission or other electronic means.

8.8	Waiver of Financing Statement, Etc.

The Pledgor hereby waives the right to receive from the Agent a copy of any financing statement, financing change statement or other statement or document filed or registered at any time in respect of this Agreement or any verification statement or other statement or document issued by any registry that confirms or evidences registration of or relates to this Agreement.

8.9	Discharge

The Pledgor and the Pledged Shares shall not be discharged from the Security Interest or from this Agreement except by a release or discharge in writing signed by the Agent. After receipt by the Pledgor of such written release or discharge, this Agreement shall terminate and the Agent shall, at the expense of the Pledgor, make and do all such acts and things and execute and deliver all such other instruments, agreements and documents as the Pledgor shall reasonably request to discharge all registrations or notices filed or registered in respect of the Security Interests.

[Signature page follows]

IN WITNESS WHEREOF the Parties hereto have executed and delivered this Agreement as of the date first above written.

VILLAGE FARMS INTERNATIONAL, INC.
By:
Name:Stephen C. Ruffini Title:Executive Vice-President & Chief Financial Officer

EMERALD HEALTH THERAPEUTICS, INC.
By:
Name:Riaz Bandali Title:President & Chief Executive Officer

COMPUTERSHARE TRUST COMPANY OF CANADA
By:
Name: Title:

1